                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                 Filed by a party other than the Registrant [_]

                           Check the appropriate box:
       [_] Preliminary proxy statement   [_] Confidential, for use of the
                        Commission only (as permitted by
                               Rule 14a-6(e) (2))
                         [X] Definitive Proxy Statement
                       [_] Definitive Additional Materials
   [_] Soliciting Material pursuant to Sec. 240.14a-11 (c) or Sec. 240.14a-12

                        COMPASS KNOWLEDGE HOLDINGS, INC.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:_______
(2)  Aggregate number of securities to which transaction applies:__________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:___________________________________
(4)  Proposed maximum aggregate value of transaction:______________________
(5)  Total fee paid:_______________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:_______________________________________________
(2)  Form, Schedule or Registration Statement No.:_________________________
(3)  Filing Party:_________________________________________________________
(4)  Date Filed:___________________________________________________________

                        COMPASS KNOWLEDGE HOLDINGS, INC.
                           2710 REW CIRCLE, SUITE 100
                                 OCOEE, FL 34761


                                  May 24, 2002

Dear Stockholder:

          You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Compass Knowledge Holdings Inc., to be held on Tuesday, July 2, 2002 at 10:00 a.m., local time, at the Company's offices located at 2710 Rew Circle, Suite 100, Ocoee, FL 34761.

          The matters to be acted upon at the Annual Meeting, as well as other important information, are set forth in the accompanying Notice of Annual Meeting and Proxy Statement which you are urged to review carefully.

          Regardless of your plans for attending in person, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, you are requested to complete, sign, date and return the enclose proxy card in the enclosed postage paid envelope. Signing this proxy will not prevent you from voting in person should you be able to attend the meeting, but will assure that your vote is counted if, for any reason, you are unable to attend.

          We hope that you can attend the 2002 Annual Meeting of Stockholders. Your interest and support in the affairs of Compass Knowledge Holdings, Inc. are appreciated.

                                             Sincerely,


                                             /s/ Rogers W. Kirven, Jr.
                                             Rogers W. Kirven, Jr.
                                             Chairman of the Board of Directors
                                             and Chief Executive Officer

                        COMPASS KNOWLEDGE HOLDINGS, INC.
                           2710 REW CIRCLE, SUITE 100
                                 OCOEE, FL 34761
                                 (407) 573-2000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held July 2, 2002

                      ____________________________________


            To the Stockholders of Compass Knowledge Holdings, Inc.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Compass Knowledge Holdings, Inc., a Nevada corporation (the "Company"), will be held at 2710 Rew Circle, Suite 100, Ocoee, FL 34761 at 10:00 a.m., local time on July 2, 2002, for the following purposes:

1. To elect five directors to each serve until the next annual meeting of Stockholders of the Company and until their successors have been duly elected and qualified;

2. To consider and act upon a proposal to ratify and approve the Company's 2002 Stock Option Plan.

3. To ratify the appointment of Parks, Tschopp, Whitcomb and Orr as the Company's independent certified accountants.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

          Only stockholders of record at the close of business on May 17, 2002, are entitled to notice of and to vote at the meeting, or any adjournment thereof. A complete list of such stockholders will be available for examination at the offices of the Company in Ocoee, Florida for ten business days prior to the meeting.

          Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy with the Company's transfer agent, Interwest Transfer Co., Inc., 1981 East 4800 South, Suite 100, Salt Lake City, UT 84117 before the time of the Annual Meeting or adjournment thereof or with the chairman of the Annual Meeting, 2710 Rew Circle, Suite 100, Ocoee, FL 34761, prior to the commencement thereof. Unregistered Stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary. A Proxy may be revoked by a shareholder at any time before the effective exercise thereof.

Also enclosed are copies of the Company's 2002 Stock Option Plan, Form 10-KSB, without exhibits, filed with the SEC on March 11, 2002, the Company's Form 8-K filed with the SEC on March 15, 2002 and our most recent Quarterly Report on Form 10-QSB for the quarter ended March 31, 2002, filed with the SEC on May 8, 2002.

                                 BY ORDER OF THE BOARD OF DIRECTORS

Ocoee, Florida                   /s/ Rogers W. Kirven, Jr.
May 24, 2002
                                 Rogers W. Kirven, Jr., Chairman of the Board of
                                 Directors and Chief Executive Officer



          THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                        COMPASS KNOWLEDGE HOLDINGS, INC.
                           2710 Rew Circle, Suite 100
                              Ocoee, Florida 34761
                                 (407) 573-2000

                               PROXY STATEMENT FOR
                       2002 ANNUAL MEETING OF STOCKHOLDERS

                               ___________________


          Annual Meeting. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Compass Knowledge Holdings, Inc., a Nevada corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 2710 Rew Circle, Suite 100, Ocoee, FL 34761, at 10:00 a.m., local time, on July 2, 2002, and at any adjournments thereof for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders of the Company (the "Stockholders") on or about May 24, 2002. All costs of soliciting proxies will be borne by the Company.

          Proxy Card. A Proxy Card is enclosed for use at the Annual Meeting. Proxies that are properly competed, signed and received prior to the Annual Meeting will be voted in accordance with the instructions of the persons executing the same. Unless instructed to the contrary, the proxies will be voted FOR Proposals 1, 2 and 3 set forth in the Notice of the Annual Meeting. If any other matters are properly presented to the Annual Meeting for action, it is intended that the person named in the enclosed Proxy Card and acting thereunder will vote in accordance with his best judgment on such matters. A proxy may be revoked by a stockholder at any time before the effective exercise thereof by submitting a subsequently dated proxy or by appearing in person and voting at the Annual Meeting.

          Record Dates. With respect to all proposals, the close of business on May 17, 2002 has been fixed as the record date ("Record Date") for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the Record Date, there were 15,861,250 shares of common stock, $.001 par value, issued and outstanding of which 15,861,250 shares are entitled to vote and 2,000 shares of Series A Convertible Preferred Stock issued and outstanding which are entitled to place
437.5 votes per share, or 875,000 votes in the aggregate, with our common stockholders as a single class.

          Quorum. The presence, in person or by proxy, of a majority of the outstanding shares of common stock on the Record Date, is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented by proxy at the Annual Meeting, the stockholders present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other then an announcement at the Annual Meeting, until a quorum is present or represented by proxy. At any such adjourned Annual Meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original Annual Meeting.

          Voting Requirements. With respect to the election of directors, votes may be cast in favor of or withheld. Directors are elected by a plurality of the votes cast at the Annual Meeting, and votes that are withheld will be excluded entirely from the vote and will have no effect. Any other matter that may be submitted to a vote of the Stockholders will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares voted against the matter.

          Abstentions and Broker Non-Votes. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter. Shares referred to as "broker or nominee non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore will not be considered when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

          Default Voting. All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions set forth on such proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AS DIRECTORS, (ii) FOR THE RATIFICATION AND APPROVAL OF THE COMPANY'S 2002 STOCK OPTION PLAN, AND (iii) FOR THE RATIFICATION OF PARKS, TSCHOPP, WHITCOMB AND ORR AS THE COMPANY'S ACCOUNTANTS. IF ANY OTHER BUSINESS COMES BEFORE THE STOCKHOLDERS FOR A VOTE AT THE MEETING, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE HOLDERS OF THE PROXY.

          Tabulation of Votes. All votes will be tabulated by the inspector of elections (the "Inspector") appointed for the Annual Meeting who will, for each proposal to be voted on, determine the number of shares outstanding, the number of shares entitled to vote, the number of shares represented at the Annual Meeting, the existence of a quorum, and the authenticity, validity and effect of all proxies received by the Company. The Inspector will also separately tabulate affirmative and negative votes and broker "non-votes", and determine the result for each proposal.

          Revocation of Proxy. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by (a) the execution and submission of a revised proxy, (b) written notice to the Secretary of the Company or (c) voting in person at the Annual Meeting.

                              ADDITIONAL MATERIALS

          A copy of the Company's 2002 Stock Option Plan and Form 10-KSB, without exhibits, filed with the SEC on March 11, 2002, the Company's Form 8-K filed with the SEC on March 5, 2002 and our most recent Quarterly Report on Form 10-QSB for the quarter ended March 31, 2002, filed with the SEC on May 8, 2002. Except for the Company's 2002 Stock Option Plan, these documents do not form any part of the material for solicitation of proxies.

          The Company will provide, without charge, a copy of the exhibits to its Form 10-KSB, upon written request to Rogers W. Kirven, Jr., Chairman of the Board of Directors and Chief Executive Officer of the Company, at 2710 Rew Circle, Suite 100, Ocoee, FL 34761; fax number (407) 656-7585.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

          The following table sets forth data as of May 17, 2001 concerning the beneficial ownership of common shares by (i) the persons known to the Company to beneficially own more than 5% of the outstanding common shares, (ii) all directors and nominees and each Named Executive Officer (as defined under "Executive Compensation" below) and (iii) all directors and executive officers as a group. This table reflects options and warrants that have vested or will vest within the next 60 days and which are exercisable.


                                                                      Options/Warrants       Total
            Name and Address of                Shares of Common          for Common          -----      Percentage
             Beneficial Owner                     Stock Owned          Stock Owned (9)      Shares      Owned (10)
    ---------------------------------         ------------------       ---------------      ------      ----------
    Management
    ----------

    Rogers W. Kirven, Jr. (1)(4)                  4,546,289                285,118         4,831,407       24.29%
    2710 Rew Circle, Suite 100
    Ocoee, FL 34761


                                                                      Options/Warrants       Total
              Name and Address of                Shares of Common        for  Common         -----      Percentage
             Beneficial Owner                     Stock Owned          Stock Owned (9)      Shares      Owned (10)
    ---------------------------------         ------------------       ---------------      ------      ----------

    Management
    ----------

    Daniel J. Devine (1)(5)                       3,381,587                210,732         3,592,319       18.06%
    2710 Rew Circle, Suite 100
    Ocoee, FL 34761


    Thomas J. Crane (2)(6)                          270,000                201,673           471,673        2.37%
    5780 Grande Reserve Way, #1410
    Naples, FL 34110

    Dr. Paul Lerman(2)                                  -0-                  5,000             5,000         *
    Farleigh Dickenson University
    1000 River Road
    H325A
    Teaneck, NJ 07666

    Dr. Robert G. Frank (2)                             -0-                  5,000             5,000         *
    College of Health Professions
    University of Florida
    P.O. Box 100185
    Gainesville, FL 32610

    Anthony R. Ruben (3)(7)                          35,000                217,500           252,500        1.27%
    2710 Rew Circle, Suite 100
    Ocoee, FL 34761

    All officers and directors                    8,232,876                844,188         9,077,064       46.04%
    as a group (6 persons)

    Other Principal Stockholders
    ----------------------------

    Pioneer Ventures Ltd. Ptn. (8)                  875,000                300,000         1,175,000        5.91%
    651 Day Hill Road
    Windsor, CT 06095-0040

-----------------
*     INDICATES LESS THAN ONE PERCENT.

(1)   Individuals who are both officers and directors.

(2)   Individuals who are directors only.

(3)   Individuals who are officers only.

(4) As a founder of the Company, Mr. Kirven received 4,809,289 (on a post-recapitalization basis) shares of the Company's common stock and 381,118 options to purchase the Company's common stock at an exercise price of $0.75. On December 24, 1999 Mr. Kirven gifted 203,000 shares to the University of Florida Foundation. On May 11, 2001 pursuant to a private offering of the Company's securities, Mr. Kirven purchased 40,000 common shares and a warrant to acquire an additional 20,000 common shares at $0.50 per share for $20,000. On June 21, 2001, Mr. Kirven gifted 100,000 common shares to his daughter and son-in-law. On June 26, 2001, Mr. Kirven forfeited 116,000 of his options.


(5) As a founder of the Company, Mr. Devine received 3,482,587 (on a post-recapitalization basis) shares of the Company's common stock at an exercise price of $0.75. On December 24, 1999, Mr. Devine gifted 147,000 shares to the University of Florida Foundation. On March 31, 2001 pursuant to a private offering of the Company's securities, Mr. Devine purchased 37,500 shares and a warrant to acquire an additional 18,750 shares at $0.50 per share for $18,750. On June 26, 2001, Mr. Devine forfeited 84,000 of his options. During 2001, Mr. Devine purchased 8,500 shares of the Company's common stock in the open market at an average price of $0.25 per share.

(6) Mr. Crane was granted 100,000 options on December 12, 2000 (82,506 of which have vested or will vest by June 30, 2002) at an exercise price of $1.00 per share expiring on the fifth anniversary date of vesting. Mr. Crane was also granted 50,000 options on April 1, 2002 (29,167 which have vested or will vest by June 30, 2002) at an exercise price of $0.25 expiring on the Fifth anniversary date of vesting. During 2000, Mr. Crane also purchased 70,000 shares of our common stock in the open market at an average price per share of approximately $2.03. Pursuant to a private offering of the Company's common securities in accordance with an exemption from registration, Mr. Crane purchased 200,000 shares of the Company's common stock and a warrant to purchase 100,000 additional shares at $0.50 for $100,000.

(7) Pursuant to Mr. Ruben's employment agreement entered into with the Company in May 2000, the Company granted Mr. Ruben options to purchase 300,000 shares of the Company's common stock at an exercise price of $2.00 per share. As of December 31, 2001, one hundred fifty thousand (150,000) of such option shares had vested, but effective January 7, 2002, Mr. Ruben forfeited the 300,000 option shares. On April 10, 2001, Mr. Ruben was granted an option pursuant to the Company's Stock Option Plans to purchase 150,000 common shares of the Company at $0.375 per share, and on July 6, 2001, Mr. Ruben was granted additional options pursuant to the Company's Stock Option Plans to purchase an additional 150,000 common shares at $0.375 per share. As of June 1, 2002, two hundred thousand (200,000) of such options shares will have vested. Pursuant to a private offering of the Company securities in accordance with an exemption from registration, Mr. Ruben acquired during fiscal 2001, 35,000 shares of the Company's common stock and a warrant to purchase 17,500 additional shares at $0.50 per share for $17,500.

(8) Pioneer Ventures owns 2,000 shares of our convertible Series A Preferred Stock which may be converted by Pioneer at anytime into 875,000 shares of our common stock. By virtue of our Certificate of Designation, Pioneer Ventures has the right to vote its Preferred Stock with our common shareholders as a group on the same basis as if the Preferred Stock was converted to common stock. In July of 2001 in exchange for Pioneer's consent to allow us to change accountants, the Company granted Pioneer warrants to purchase: 100,000 of our common shares at $0.55 per share expiring on December 31, 2002; 100,000 of our common shares at $0.75 per share expiring on December 31, 2003; and, 100,000 of our common shares at $1.00 per shares expiring on June 30, 2004.

(9) Reflects options granted under our option plans which may be exercised within the next 60 days.

(10) Based upon 15,861,250 issued and outstanding shares and all options, warrants and other convertible instruments (i.e., the Series A Convertible Preferred) held by the above named parties that may be either exercised or converted into common stock within the next 60 days.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Director Nominees.

          The Company's Board of Directors currently consists of five members. The directors are elected annually by the Stockholders of the Company. The Bylaws of the Company provide that the Board of Directors will determine the number of directors. The Stockholders will elect five directors for the coming year. All of the nominees, except for Mr. Crane, presently serve as directors of the Company. Should any nominee become unable or unwilling to accept nomination or election, the Board of Directors will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, the holders of the proxy will vote your shares FOR the election of the substitute nominee. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION
                                                                    ---
BY THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH
                                                      ---
OF THE NOMINEES LISTED ABOVE. THE ELECTION OF THESE DIRECTORS REQUIRES A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF THE SHARES

OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS.

         The individuals listed below as nominees for the Board of Directors were directors of the Company during 2001. The name and age of each nominee, his principal occupation, and the period during which such person has served as a director is set forth below:

                                                        First Became A
Name Of Nominee                          Age         Director Of The Company         Position
---------------                          ---         -----------------------         --------
Rogers W. Kirven, Jr. (1)(2)             48                  1999                    Chairman of the Board/CEO
Daniel J. Devine (1)(2)                  40                  1999                    President and Director
Dr. Robert Frank (2)                     49                  1999                    Director
Dr. Paul Lerman                          60                  1999                    Director
Thomas J. Crane (1)                      44                  2000                    Director

-------------------
(1) Member of Audit Committee.
(2) Member of Compensation Committee.

         Rogers W. Kirven, Jr., Co-founder of the Company, Chairman of the Board and Chief Executive Officer, Secretary and Treasurer. Mr. Kirven has served as one of our Directors and Chief Executive Officer since 1999. From April of 1994 until May of 1999, Mr. Kirven served as CEO of Ivanhoe Medical Systems, Inc., a company that operated several sleep apnea centers located in Ocoee, Florida. From May of 1999 until March 2000, Mr. Kirven served as CEO of Valley Pain Centers, Inc. and Back Genesis, Inc., companies that operated orthopedic pain management and rehabilitation businesses with their principle offices located in Ocoee, Florida. Since 1991, Mr. Kirven also serves as Managing Partner of the Kirven Group, Inc., located in Ocoee, Florida, a private investment firm that specializes in investments in healthcare and education. Mr. Kirven holds a Bachelor of Arts degree from Clemson University and is a graduate of the Executive Program for Small Companies', Stanford University.

         Daniel J. Devine, Co-founder of the Company, Director and President. Mr. Devine is responsible for the overall management of our business, including all operations and research and development of new programs. He has served as our President and Chief Operating Officer since 1999. From 1993 to 1995, he was a partner with The Kirven Group, Inc located in Ocoee, Florida. Prior to joining the Kirven Group, Mr. Devine was manager of business development for the Global Messaging Group of the Harris Corporation, located in Melbourne, Florida, which focused on the commercial electronic messaging marketplace. Mr. Devine has a Bachelor of Science degree in Electrical Engineering from the University of Florida and completed the Stanford University Executive Program for Growing Companies in the Spring of 1999.

         Dr. Paul Lerman. Dr. Lerman became a Director of the Company in November 1999. Since April 1990, Dr. Lerman has served as Dean and Professor of the College of Business Administration for Fairleigh Dickinson University. Dr. Lerman also provides consulting services to a number of major corporations including, the BASF Corporation and the AT&T Corporation. Dr. Lerman received his Ph.D. in Operations Research from New York University, a Master's degree in Mechanical Engineering from New York University, a Bachelor of Arts degree in Mathematics and Economics and a B.M.E. in Mechanical Engineering from the New York University.

         Dr. Robert G. Frank. Dr. Frank became a Director of the Company in November 1999. Dr. Frank has dedicated his entire career to education and research in the areas of Clinical and Health Psychology. Dr. Frank has served since February of 1995 and continues to serve as the Dean of the College of Health Professions at the University of Florida and Vice President for Rehabilitation and Behavioral Health at Shands Healthcare, both located in Gainesville, Florida. Prior to that time, Dr. Frank served as the Director of Clinical Health Psychology and Neuropsychology at the University of Missouri School of Medicine. Dr. Frank received his Ph.D. from the University of New Mexico in Clinical Psychology.

         Thomas J. Crane, Esq. Mr. Crane was elected by our Shareholders as a Director of the Company on December 12, 2000. Mr. Crane is also the Managing Director of Cloverleaf Capital International, LLC (Cloverleaf), a Miami, Florida based investment company established in July, 2000. Cloverleaf, an entrepreneurial based boutique investment banking firm, counsels clients in the areas of mergers & acquisitions, equity markets, debt financing, international strategies and information technology issues. Since January 1991, Mr. Crane has owned and operated a law practice from his Miami, Florida office. In January 1990, Mr. Crane founded and became President/CEO of Southwestern Broadcasting Corporation (SBC), based in Naples, Florida. In August of 1998, SBC sold its assets to Broadcast Entertainment Corporation (BEC), an affiliated company operating radio stations in Texas, New Mexico, and California. Mr. Crane was, at the time of the sale, and remains a principal shareholder and Chairman of the Board of Directors of BEC, with its principal offices located in Clovis, New Mexico. Mr. Crane also sits on the Board of Xtel Networks based in Miami, Florida. Mr. Crane holds a Juris Doctor degree from the University of Miami School of Law, Miami, Florida, a Bachelor of Arts degree from Florida State University, Tallahassee, Florida and a Certificate of Languages from the University of Paris (Sorbonne), Paris, France. Mr. Crane is licensed to practice law in the States of Florida and Texas.

Non-Director Executive Officers

         The principal occupations and other biographical information of the Company's non-director executive officers are as follows:

         Anthony R. Ruben, Chief Financial Officer and Treasurer. In May 2000, Mr. Ruben became the Company's Chief Financial Officer and Treasurer. Prior to joining Compass, Mr. Ruben was the Vice President of Corporate Development and Treasurer for Industar Digital PCS, a start-up wireless telecommunications company located in Milwaukee, Wisconsin. From 1997 to 1999, Mr. Ruben served as Investment Banker for Tucker Anthony Cleary Gull, located in Milwaukee, Wisconsin. From 1994 to 1997, Mr. Ruben served as Corporate Development Manager for Tenneco's packaging subsidiary, Tenneco Packaging, located in Evanston, Illinois. Mr. Ruben received his undergraduate degree from the University of Illinois, his MBA from the University of Michigan and is a CPA.

         Meetings. The Board of Directors held one meeting in 2001 and each director of the Board attended via teleconference. In addition, the Board of Directors approved matters by unanimous written consent on one occassion, without a meeting. All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Directors receive compensation for serving on the Board of Directors as described below.

         For so long as the University of Florida Foundation ("UFF") owns at least one (1) percent of our common stock, as calculated on a fully diluted basis, it has the right to designate one nominee, reasonably acceptable to the Company, for election to the Board of Directors. Likewise, for so long as Pioneer Ventures Associates Partnership ("Pioneer") owns at least three (3) percent of our common stock, or Series A Preferred Stock which could be converted into at least three (3) percent of our common stock, it has the right to designate one nominee to our Board of Directors. Presently, Dr. Robert Frank serves as the UFF appointee and Dr. Paul Lerman serves as the Pioneer appointee. Committees. The Company has established a standing Audit Committee and a Compensation Committee.

         Audit Committee. The Audit Committee recommends to the Board of Directors an accounting firm to serve as the Company's independent accountants, reviews the scope and results of the annual audit of the Company's consolidated financial statements, reviews nonaudit services provided to the Company by the Company's independent accountants and monitors transactions among the Company and its affiliates, if any. The Audit Committee currently consists of Mr. Kirven, who is the Chairman, Mr. Devine and Mr. Crane. The Audit Committee meet on February 22, 2002 and in connection with such meeting:

         . Reviewed and discussed the registrant's audited financial statements with management;

         . Discussed with the registrant's auditor the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61

         . Received the written disclosures and the letter from the registrant's auditor required by Independence Standards Board Standard No. 1 and discussed with the auditor its independence; and

         . Based on the foregoing review, recommended to the Board of Directors that the audited financial statements be included in the registrant's Form 10-KSB.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

March 1, 2002

To the Board of Directors of Compass Knowledge Holdings, Inc.:

         We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2001.

         Management is responsible for the Company's internal controls and financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report on those financial statements. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting and financial personnel and the independent auditors, the following:

         . the plan for, and the independent auditors' report on, each audit of . the Company's financial statements; o the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;
         . management's selection, application and disclosure of critical accounting policies;
         . changes in the Company's accounting practices, principles, controls or methodologies;
         . significant developments or changes in accounting rules applicable to the Company; and
         . the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

         We have discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants ("SAS 61"). SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

         . methods to account for significant unusual transactions; - the effect of significant accounting policies;
         . the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and
         . disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

         We have received, reviewed and discussed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board ("Independence Standards Board Standard No. 1"), and have discussed with the auditors the auditors' independence. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor's professional opinion, may be reasonably thought to bear on independence, confirm their perceived independence and engage in a discussion of independence.

         We have considered whether the non-audit services provided by the independent auditors, as set forth in the section of the Company's proxy statement entitled, "Independent Auditor's Fees and Other Matters," are compatible with maintaining the public accountants' independence.

         Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

         By the Audit Committee of the Board of Directors of Compass Knowledge Holdings, Inc.

         Rogers W. Kirven, Jr.
         Daniel J. Devine
         Thomas Crane

         Independent Auditors' Fees. Parks, Tschopp, Whitcomb and Orr billed us an aggregate of $30,800 in fees for professional services rendered in connection with the audit of our financial statements for the most recent fiscal year and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2001. In addition, Parks Tschopp et al billed us $450 during fiscal year ended December 31, 2002 for certain tax matters.

         Arthur Andersen billed us $5,000 in fees for the review of our financial statements for our Form 10-QSB for the first quarter of 2001.

         No other accounting fees were paid by the Company in 2001.

         Compensation Committee. The Compensation Committee is responsible for supervising the Company's compensation policies, administering the employee incentive plans, reviewing officers' salaries and bonuses, approving significant changes in employee benefits and recommending to the Board such other forms of remuneration as it deems appropriate. The Compensation Committee currently consists of Mr. Kirven, who is the Chairman, Mr. Devine and Dr. Frank, who is independent.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

                            Compensation Governance.

         This report describes our executive compensation program and the basis on which the 2001 fiscal year compensation determinations were made by us for the executive officers of the Company, including our Chief Executive Officer and the Named Executives. We establish all components of executive pay and recommend or report our decisions to the Board of Directors for approval.

         Our duties include recommending to the Board of Directors the base salary levels for all executive officers as well as the design of awards in connection with all other elements of the executive pay program. We also evaluate executive performance and address other matters related to executive compensation.

                   Compensation Policy and Overall Objectives.

         In developing recommendations regarding the amount and composition of executive compensation, our goal is to provide a compensation package that will enable the Company to attract and retain highly qualified individuals for its executive positions. In addition, our objectives include rewarding outstanding performance and linking the interests of our executives to the interests of our stockholders. In determining actual compensation levels, we consider all elements of the program in total rather than any one element in isolation.

         We believe that each element of the compensation program should target compensation levels at rates that take into account current market practices. Offering market-comparable pay opportunities allows us to maintain a stable, successful management team.

         The key elements of our executive compensation are base salary, discretionary annual bonuses, long-term incentives, and various other benefits, including medical insurance and a 401(k) plan, which are generally available to all employees of the Company. Each of these is addressed separately below.

                                 Base Salaries.

         We regularly review each executive's base salary. The base salary ranges of the Company's executives are targeted to be in the range of the median base pay ranges of similarly positioned executives in the group of comparable companies selected for compensation comparison purposes.

         Base salaries for executives are initially determined by evaluating executives' levels of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Increases to base salaries are driven primarily by performance, evaluated based on sustained levels of contribution to the Company and/or salary increases in the industry for similar companies with similar performance profiles.

                                 Annual Bonuses.

         Annual bonus opportunities allow the Company to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals. There were no bonus paid in the 2001 fiscal year.

                              Long-Term Incentives.

         Our stock option program is designed to align the long-term interest of executives, certain middle managers and other key personnel to the long-term interests of our stockholders and therefore are typically granted upon commencement of employment. Stock options are granted at an option price not less than the fair market value of the Company's Common Stock on the date of grant. Accordingly, stock options have value only if the stock price appreciates following the date the options are granted. Further, stock options are typically subject to a 36-month vesting period. The Committee awards stock options on the basis of individual performance and/or achievement of internal strategic objectives. This approach focuses executives on the creation of stockholder value over the long term and encourages equity ownership in the Company.

                               Tax Considerations.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

                                   Conclusion.

         We believe that attracting and retaining management and employees of high caliber is essential to maintaining a high-performing organization that creates long-term value for its stockholders. We also believe that offering a competitive, performance-based compensation program with a large equity component helps to achieve this objective by aligning the interests of officers and other key employees with those of stockholders. We believe that the Company's 2001 fiscal year compensation program met these objectives.

         By the Compensation Committee of the Board of Directors of Compass Knowledge Holdings, Inc.

         Rogers W. Kirven, Jr.
         Daniel J. Devine
         Dr. Robert Frank

         Directors' Compensation. Outside directors have yet to receive any Director fees, but they are entitled to reimbursement for reasonable travel expenses incurred in attending board meetings. Each of the outside directors are granted stock options in the Company as awarded in the discretion of the Compensation Committee. Other than Mr. Crane, who was not a director at that time, each outside director was granted 5,000 options in December 1999 exercisable anytime at $4.00 per share within three years of the grant date. Mr. Crane was granted 100,000 options on December 12, 2000. Thirty thousand (30,000) options vested immediately with the remainder vesting at the rate of 1,875 per month. All of Mr. Crane's options are exercisable at anytime at $1.00 per share within five (5) years of the vesting date. Each non-employee Director is entitled to participate in the Company's Stock Option Plans.

                             EXECUTIVE COMPENSATION

         The following table sets forth compensation paid by the Company to each person who served in the capacity of Chief Executive Officer during 1999, 2000 and 2001 and other officers of the Company whose total annual salary and bonus for the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001 exceeded $100,000 (collectively, the "Named Executive Officers").

                                      SUMMARY COMPENSATION TABLE

                                                                                             Long Term Compensation Awards
                                                     Annual Compensation                     Awards                 Payouts
                                                     -------------------                     ------                 -------

                                                                                                   Securities
        Name & Principal                                          Other Annual      Restricted     Underlying        LTIP
            Position                Year   Salary($)  Bonus($)    Compensation    StockAward(s)$   Options (#)    Payouts ($)
            --------                ----   ---------  --------    ------------    --------------   -----------
Rogers W. Kirven, Jr., CEO (1)(3)   2001   $178,365     $    -0-      $14,111        $-0-           (116,000)        $-0-
                                    2000   $171,635     $    -0-      $13,158        $-0-                -0-         $-0-
                                    1999   $126,600     $ 36,000      $ 9,725        $-0-            381,118         $-0-

Daniel J. Devine                    2001   $142,692     $    -0-      $14,111        $-0-            (84,000)        $-0-
President (2)(3)                    2000   $137,308     $    -0-      $13,158        $-0-                -0-         $-0-
                                    1999   $123,930     $ 59,256      $ 9,725        $-0-            275,982         $-0-

Anthony Ruben                       2001   $138,391     $    -0-      $12,865        $-0-            300,000         $-0-
CFO(4)(5)                           2000   $ 85,000     $ 30,000      $ 8,594        $-0-            300,000         $-0-
                                    1999   $    -0-     $    -0-      $   -0-        $-0-                -0-         $-0-

Ramsey Hashem(6)                    2001   $ 29,583     $    -0-      $ 5,338        $-0-           (400,000)        $-0-
                                    2000   $ 85,000     $ 30,000      $ 7,292        $-0-            400,000         $-0-
                                    1999   $    -0-     $    -0-      $   -0-        $-0-                -0-         $-0-

(1) Rogers W. Kirven, Jr. has served as our Director and the Chief Executive Officer since our organization on February 9, 1999. Pursuant to an employment agreement entered into in November 1999, Mr. Kirven receives annual salary payments equal to $175,000 and certain perquisites and other benefits. For the fiscal year ended December 31, 2001, the Company paid Mr. Kirven a car allowance of $6,230.77 and paid health insurance premiums of $7,880.40. See "Employment Agreements."

(2) Daniel J. Devine has served as a Director and President since our organization on February 9, 1999. Pursuant to an employment agreement entered into in November 1999, Mr. Devine receives annual salary payments equal to $140,000 and certain perquisites and other benefits. For the fiscal year ended December 31, 2001, the Company paid Mr. Devine a car allowance of $6,230.77 and paid health insurance premiums of $7,880.40. See "Employment Agreements."

(3) Three hundred eighty one thousand one hundred eighteen (381,118) options were granted to Mr. Kirven and 275,982 options were granted to Mr. Devine on February 9, 1999 under the Company's 1999 Stock Option Plan. No options were granted in 2000 and no options have been exercised to date. Effective June 26, 2001, in order for the Company to have sufficient options to grant to its employees, Messrs. Kirven and Devine forfeited 116,000 and 84,000 options, respectively.

(4) Anthony Ruben has served as Chief Financial Officer and Treasurer since May 2000. Pursuant to an employment agreement entered into in May 2000 and amended effective January 7, 2002, Mr. Ruben receives annual salary payments equal to $130,000 and certain perquisites and other benefits. For the Fiscal year ended December 31, 2001, the Company paid Mr. Ruben a car allowance of $4,984.62 and paid health insurances premiums of $7,880.40. Mr. Ruben has a provision in his amended employment agreement which provides for the Company to pay him up to 200,000 shares of its common stock (the "Event Payment") if: (i) there is a merger or consolidation in which a change of control is effectuated or a sale of all or substantially all of the Company's assets; and (ii) if the fair market value of Mr. Ruben's initial options at the time of such event are $4.375 per share or less. The employment agreement was amended effective January 7, 2002 to reduce the option threshold to $0.375. See "Employment Agreements."

(5) Three hundred thousand (300,000) options were granted in May, 2001 under the Company's 2000 Stock Option Plan. On April 10, 2001, Mr. Ruben was granted pursuant to the Company's 1999 Stock Option Plan 35,000 options at an exercise price of $0.375. On April 10, 2001 Mr. Ruben was also granted pursuant to the Company's 2000 Stock Option Plan 115,000 shares at an exercise price of $0.375, and on July 6, 2001, Mr. Ruben was granted pursuant to the Company's 1999 Stock Option Plan an additional 150,000 options at an exercise price of $0.375. Effective January 7, 2002 Mr. Ruben forfeited the 300,000 options that were granted to him in May, 2001 under the Company's 2000 Stock Option Plan.

(6) Ramsey Hashem has served as Vice President of the Company from May 2000 until his resignation on March 16, 2001. In connection with Mr. Hashem resignation, the Company paid Mr. Hashem $37,000 in consulting fees from March, 2001 to June, 2001. For the Fiscal year ended December 31, 2001, the Company paid Mr. Hashem a car allowance of $1,184.62 and paid health insurances premiums of $1,602.80. In accordance with the Company's Stock Option Plan, effective May 16, 2001, Mr. Hashem forfeited the 400,000 options granted to him in 2000 by virtue of his failure to exercise same within 60 days of the effective date of his termination.

                           STOCK OPTION GRANTS IN 2001

         The following table sets forth information regarding grants of stock options during fiscal year ending December 31, 2001 made to the Named Executive Officers who have received Company option grants.

------------------------------------------------------------------------------------------------------------------------------------
                                                  Individual Grants
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Potential Realizable
                                                                                                         Value at
                                                  Percent of                                       Assumed Annual Rates
                                   Number of        Total                                                of Stock
                                   Securities      Options                                        Price Appreciation for
                                   Underlying     Granted to                                              Option
                                    Options       Employees     Exercise or                              Term (3)
                                    Granted       in Fiscal     Base Price    Expiration     ---------------------------------------
             Name                   (#) (1)        Year (2)       ($/Sh)         Date           5%($)         10%($)
              (a)                     (b)            (c)           (d)            (e)            (f)            (g)
------------------------------------------------------------------------------------------------------------------------------------
Anthony Ruben .................     150,000         22.22%        0.375         4/10/06         15,541         34,341
                                    150,000         22.22%        0.375         7/06/06         15,541         34,341

(1) The stock options granted to Mr. Ruben during the last fiscal year were incentive stock options granted pursuant to the Company's 1999 and 2000 Stock Option Plans. Of these options, 150,000 have vested. The remaining 150,000 options vest at the rate of 50,000 each on May 11, 2002, May 11, 2003, and May 11, 2004. Effective January 7, 2002, Mr. Ruben forfeited the initial 300,000 options having an exercise price of $2.00, which were granted to him in May 2000 pursuant to his employment agreement and the Company's Stock Option Plan.

(2) Based on 675,000 options granted to all employees during the 2001 fiscal year, including options granted to the Named Executives.

(3) Based on a grant date fair market value equal to the grant date exercise price per share of the applicable option for each of the Named Executives and assumes no adjustments to the grant date exercise price. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. Our actual stock price appreciation over the 10-year option term will likely differ from these assumed annual rates. Unless the market price of our Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Executives.

                   OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table sets forth information concerning option exercises and option holdings for fiscal year 2001 with respect to each of the named executive officers. No named executive officers exercised any options during such year.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                                                                 Value of
                                                   Underlying Unexercised Options          In-the-money Options
                                      Value            at Fiscal Year End(#)                at Fiscal YearEnd($)
  Name           Shares Acquired    Realized($)       Exercisable/Unexercisable          Exercisable/Unexercisable(1)
---------------  ---------------    ----------        -------------------------          ---------------------------
Rogers W. Kirven         0                0               265,118/0 exercisable               $0 exercisable/
                                                                                              $0 unexercisable
Daniel J. Devine         0                0               191,982/0 exercisable               $0 exercisable/
                                                                                              $0 unexercisable
Anthony Ruben            0                0               300,000/0 exercisable               $0 exercisable/
                                                                                              $0 unexercisable

The following table reflects certain information about the Company's Plans as of March 31, 2002.

                      EQUITY COMPENSATION PLAN INFORMATION
                      ------------------------------------

                                Number of securities to be   Weighted-average       Number of securities remaining
                                issued upon exercise of      exercise price of      available for future issuance
                                outstanding options,         outstanding options,   under equity compensation plans
Plan category                   warrants and rights          warrants and rights    (excluding securities reflected in column (a))
-------------                   -------------------          -------------------    ----------------------------------------------
                                            (a)                       (b)                          (c)
Equity compensation plans
approved by security holders             2,401,400                   $0.74                         98,600
Equity compensation plans not
approved by security holders               224,000                   $0.25                      2,776,000
                                        -----------                ---------                  -------------
Total                                    2,625,400                   $0.70                      2,874,600

     Employment Agreements.

     Rogers W. Kirven, Jr.

     The Company entered into an employment agreement with Rogers W. Kirven, Jr., to serve as our Chief Executive Officer, in November 1999 for an initial term of four years. The principal terms of Mr. Kirven's employment agreement are as follows:

         . an annual salary of $175,000, which may be increased from time to time at the discretion of our Board of Directors;

         . stock options which may be issued from time to time at the discretion of our Board of Directors and by the Trustees of the Compass Knowledge Group Management Trust;

         . a "change of control" provision which allows Mr. Kirven, upon a change of control of the Company, to terminate his employment agreement and receive 2.9 times his annual base salary;

         .   a provision for term life insurance;

         .   automobile allowance;

         .   discretionary bonuses; and

         .   standard benefits.

Daniel J. Devine

The Company entered into an employment agreement with Daniel J. Devine, to serve as our President, in November 1999 for an initial term of four years. The principal terms of Mr. Devine's employment agreement are as follows:

     . an annual salary of $140,000, which may be increased from time to time at the discretion of our Board of Directors;

     . stock options which may be issued from time to time at the discretion of our Board of Directors and by the Trustees of the Compass Knowledge Group Management Trust;

     . a "change of control" provision which allows Mr. Devine, upon a change of control of the Company, to terminate his employment agreement and receive 2.9 times his annual base salary;

     .   provisions for a term life insurance;

     .   automobile allowance;

     .   discretionary bonuses; and

     .   standard benefits.

Anthony R. Ruben

The Company entered into an employment agreement with Anthony R. Ruben in May 2000 which was amended effective January 7, 2002, to serve as our Chief Financial Officer and Treasurer, for an initial term of three years. The principal terms of Mr. Ruben's employment agreement are as follows:

     . an annual salary of $130,000, which may be increased from time to time at the discretion of our Board of Directors;

     . Mr. Ruben was granted options to purchase 300,000 common shares of the Company at an exercise price of $2.00 per share. These options were forfeited effective January 7, 2002;

     . a provision which provides for the Company to pay Mr. Ruben up to 200,000 shares of its common stock (the "Event Payment") if (i) there is a merger or consolidation in which a change of control is effectuated or a sale of all or substantially all of the Company's assets; and (ii) if the fair market value of Mr. Ruben's options at the time of such event are $4.375 per share or less. The employment agreement was amended effective January 7, 2002 to reduce the option threshold to $0.375 from $2.00. The net effect of this amendment reduces the upper price range where he would no longer be entitled to the Event Payment shares from approximately $6.00 per share to approximately $4.375 per share. The employment agreement was amended effective January 7, 2002 to reduce the option threshold to $0.375.

     .   automobile allowance;

     .   discretionary bonuses; and

     .   standard benefits.


                  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, to file with the Securities and Exchange Commission initial reports of ownerships and reports of changes in ownership, and to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports and written statements from officers and directors furnished to the Company, all
Section 16(a) filing requirements applicable to its officers, directors and beneficial owners of more than 10% of our common stock were complied with during the year.

                                   PROPOSAL 2
                        COMPASS KNOWLEDGE HOLDINGS, INC.
                             2002 STOCK OPTION PLAN

         The Company's 2002 Stock Option Plan (the "2002 Plan") was adopted by the Board of Directors of the Company effective January 1, 2002, subject to stockholder approval at the Annual Meeting, to provide for the grant of options to purchase shares of common stock to executives and other employees as an inducement to enter into employment arrangements with the Company, and to outside members of the Board, in lieu of cash consideration, as an incentive for their service on the Board.

         The Board believes that stock options are important to promote the interest of the Company and its stockholders by strengthening the Company's ability to attract and retain competent executives and other employees, to make service on the Company's Board of Directors more attractive to present and prospective non-employee directors and to provide a way to encourage stock ownership and proprietary interest in the Company by non-employee directors and valued executives and other employees upon whose judgment, initiative and efforts the financial success and growth of the Company largely depend. The Board believes that its stock option plans are an essential component of the Company's compensation package which enables the Company to attract and retain qualified management in order to maintain and strengthen the Company's competitive position in an industry that is highly fragmented, rapidly consolidating and characterized by intense competition.

         The adoption of the 2002 Plan is subject to stockholder approval at the Annual Meeting. Stockholder approval will allow the Company to obtain a tax deduction for the full amount allowable with respect to the exercise of options granted under the Plan and will provide the Company with the flexibility to grant options qualifying as incentive stock options for tax purposes ("incentive options").

         The principal provisions of the 2002 Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the 2002 Plan. A copy of the 2002 Plan is enclosed with this Proxy.

DESCRIPTION OF THE PLAN

         The 2002 Plan provides that options may be granted to executives and other employees of the Company or any of its subsidiaries, to non-employee members of the Company's Board of Directors and to outside consultants and service providers. A total of three (3) million shares of common stock were reserved for issuance under the 2002 Plan.

         The 2002 Plan shall be administered by a committee (the "Committee") appointed by the Board and consisting of not less than two (2) director(s) appointed by the Board. The Committee selects the persons to whom options will be granted.

         The exercise price of options granted under the 2002 Plan shall be as determined by the Committee, provided, however, that the exercise price for non-qualified options may not be less than 85% of the fair market value of the Common Stock on the date of the grant and in the case of an incentive stock option, the exercise price may not be less than 100% of the fair market value of the Common Stock. The maximum option term is 7 years (or five years in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock) from the date the option is granted. Options vest and become exercisable at such time or times and during such period as determined by the Committee as provided in the particular option agreement.

         Upon the occurrence of a Change in Control, the Committee (as constituted immediately prior to the Change in Control) shall determine, in its absolute discretion, whether each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan or whether each such Option shall continue to vest according to its terms. Under the 2002 Plan, a Change in Control is defined, in general, as the occurrence of any of the following: (i) any Person becomes, after the effective date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, unless the Board (as constituted immediately prior to such Change In Control) determines in its sole absolute discretion that no Change in Control has occurred; (ii)individuals who constitute the Board on the effective date of the Plan cease, for any reason, to constitute at least a majority of the Board of Directors, provided, however, that any person becoming a director subsequent to the effective date of the Plan who was nominated for election by at least 66 2/3% of the Board as constituted on the effective date of the Plan (other than the nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest, relating to the election of the Board of Directors, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
Act) shall be, for purposes of this Plan, considered a member of the Board as constituted on the effective date of the Plan; or (iii) the Board of Directors determines in its sole and absolute discretion that there has been a Change in Control of the Company.

         If any grantee's employment with the Company or a subsidiary terminates by reason of death or permanent disability, options held by such grantee which are then exercisable may be exercised for a period of three months from the date such grantee ceases to perform services for the Company (but not later than the date the option would otherwise expire). If any grantee's employment by the Company or a subsidiary is terminated by the Company for cause or because the grantee is in breach of any employment agreement or if the grantee resigns, options held by such grantee shall terminate on the date the grantee ceases to perform services for the Company. If any grantee's employment with the Company or subsidiary terminates for any other reason, options held by such grantee which are then exercisable may be exercised for a period of three months after the date of such termination (but not later than the date the option would otherwise expire). Notwithstanding the foregoing or any provision in the 2002 Plan or individual option agreement to the contrary, the Committee may provide, in its discretion, that a grantee may exercise an option, in whole or in part, at any time subsequent to grantee's termination of employment or service with the Company and prior to the expiration of the option in accordance with its terms, either subject to or without regard to any vesting or other limitation on exercise imposed under the 2002 Plan. Payment for shares of Common Stock purchased under options granted pursuant to the 2002 Plan may generally be made in cash.

         If the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or securities of the Company or another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or stock dividend payable in capital stock, appropriate adjustment will be made in the number and kinds of shares subject to the 2002 Plan, and in the number, kinds and per share exercise price of shares subject to outstanding options granted under the 2002 Plan. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option, and with a corresponding adjustment in the exercise price per share.

         The Board may at any time terminate or make such modification of the 2002 Plan as it deems advisable, provided, however, that (i) the Board may not, without approval by a majority vote of the stockholders of the Company, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the 2002 Plan, and (ii) any modification or amendment of the 2002 Plan shall be subject to the approval of the Company's stockholders if such approval is necessary to comply with federal or state law (including without limitation Rule 162(m) of the Code and Rule 16b-3 of the Securities Exchange Act of 1934, as amended) or applicable stock exchange or automated quotation system on which the Common Stock may then be listed. Except as otherwise provided in the 2002 Plan, no termination, modification or amendment of the 2002 Plan may, without the consent of the person to whom an option has been granted, adversely affect the rights of the holder of the option.

OPTIONS GRANTED UNDER THE PLAN

     As of the date of this Proxy Statement, the Company has granted 274,000 options under the 2002 Plan. All of such options have an exercise price of $0.25.

VOTE REQUIRED AND BOARD RECOMMENDATION

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the total shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve and adopt the 2002 Plan.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE COMPANY'S 2002 STOCK OPTION PLAN AND UNAMIONSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE PLAN BY THE
                                             ---
COMPANY'S SHAREHOLDERS.

                                   PROPOSAL 3
        RATIFICATION OF PARKS, TSCHOPP, WHITCOMB, AND ORR AS OUR AUDITORS

     Parks, Tschopp, Whitcomb, and Orr was engaged on July 13, 2001 as the Company's independent certified public accountants. On October 2, 2001, the Board of Directors approved the continued appointment of Parks, Tschopp, Whitcomb, and Orr as its auditors.

     Audit services of Parks, Tschopp, Whitcomb, and Orr during 2000 included the examination of the consolidated financial statements of the Company and services related to filings with the Securities and Exchange Commission.

     The Audit Committee of the Company meet in 2001 and intends to meet in 2002 with Parks, Tschopp, Whitcomb, and Orr on a quarterly or more frequent basis. At such times, the Audit Committee will review the services performed by Parks, Tschopp, Whitcomb, and Orr, as well as the fees charged for such services.

     A representative of Parks, Tschopp, Whitcomb, and Orr is expected to be present at the 2002 Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative also is expected to be available to respond to appropriate questions from stockholders.

     In the event the appointment of Parks, Tschopp, Whitcomb and Orr as the Company's independent public accountants for the fiscal year ended 2001 is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to reconsider its selection.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PARKS, TSCHOPP, WHITCOMB AND ORR AS ITS ACCOUTING FIRM AND RECOMMENDS A VOTE FOR THE RATIFICATION OF PARKS, TSCHOPP, WHITCOMB AND ORR AS OUR AUDITORS.

                              COST OF SOLICITATION

     The Company will bear the cost of the solicitation of proxies from its Stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                  DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

     Proposals of Stockholders of the Company which are intended to be presented by such Stockholders at the Annual Meeting must be received by the Company no later than June 5, 2002 in order to have them included in the proxy statement and form of proxy relating to that meeting.

     The Company's by-laws require a Stockholder to give advance notice of any business, including the nomination of candidates for the Board of directors, that the Stockholder wishes to bring before a meeting of the Stockholders of the Company. In general, for business to be brought before an annual meeting by a Stockholder, written notice of the Stockholder proposal or nomination must be received by the secretary of the Company not less than 90 days nor more than 120 days before the meeting, or if the Company gives less than 40 days, notice of the meeting date, written notice of the stockholder proposal or nomination must be received within ten days after the meeting date is announced. With respect to Stockholder proposals, the Stockholder's notice to the secretary must contain a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, as well as such other information set forth in the Company's by-laws or required by law. With respect to the nomination of a candidate for the Board of Directors by a stockholder, the stockholder's notice to the secretary of the Company must contain certain information set forth in the Company's by-laws about both the nominee and the Stockholder making the nominations.

         If a Stockholder desires to have a proposal included in the Company's proxy materials for the Annual Meeting of Stockholders and desires to have such proposal brought before the same Annual Meeting, the Stockholder must comply with the both sets of procedures described in the two immediately preceding paragraphs. Any required notices should be sent to Compass Knowledge Holdings, Inc. 2710 Rew Circle, Suite 100, Ocoee, FL 34761, Attention Secretary.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Other Related Parties

Fiscal Year 2001
----------------

         Ramsey Hashem has served as Vice President of the Company from May 2000 until his resignation on March 16, 2001. In connection with Mr. Hashem resignation, the Company paid Mr. Hashem $37,000 in consulting fees from March, 2001 to June, 2001. For the Fiscal year ended December 31, 2001, the Company paid Mr. Hashem a car allowance of $1,184.62 and paid health insurances premiums of $1,602.80.

         Pursuant to an offering of the Company's securities in accordance with an exemption from registration, certain officers and directors (which are identified in Part II, Item 11 above) and other accredited investors purchased between March 2001 and July 2001, 605,000 shares of the Company's common stock and warrants to acquire 302,500 additional shares at an exercise price of $0.50 per share for an aggregate amount of $302,500.

         In July 2001 in exchange for Pioneer Ventures Ltd. Partnership's consent to allow us to change accountants, the Company granted Pioneer warrants to purchase: 100,000 of our common shares at $0.55 per share expiring on December 31, 2002; 100,000 of our common shares at $0.75 per share expiring on December 31, 2003; and, 100,000 of our common shares at $1.00 per shares expiring on June 30, 2004.

         Net student fee revenue from the University of Florida was $2,702,546 for the year ended December 31, 2001, and accounts receivable from this partner totaled $15,222 as of December 31, 2001.

Fiscal Year 2000
----------------

         Net student fee revenue from the University of Florida was $2,239,039 for the year ended December 31, 2000, and accounts receivable from this partner totaled $3,193, as of December 31, 2000.

         We entered into a commercial lease agreement with our Chief Executive Officer, Rogers W. Kirven, Jr., on January 1, 2000 for approximately 2,450 square feet of office space located at 2710 Rew Circle, Suite 100, Ocoee, Florida. The lease base rent is $2,588 per month which is computed at a base rental rate of $12.676 per square per annum. In addition to the base rent, we are responsible for the payment of all sales tax and other charges and impositions imposed upon the premises as well as $620 per month as additional rent for our share of common area maintenance and operating expenses. The lease expires on September 30, 2002.

Fiscal Year 1999
----------------

         In December 1999, we issued 465,000 shares of our common stock at a fair value of $930,000, plus acquisition costs of $16,500, and contributed $300,000 to the University of Florida Foundation, Inc., an affiliated party, in exchange for its 35.5% minority interest in Intelicus. Goodwill of $981,555 was recorded as a result of this acquisition. In addition, we issued 35,000 shares at a fair value of $70,000 to the University of Florida Foundation as consideration for the University of Florida to extend the term for the pharmacy agreements to five years.

         During 1999, we issued 30,000 stock options to a minority stockholder for the retirement of a $45,040 note payable.

         Also during 1999, loans totaling $204,648 from Mr. Kirven, our Chief Executive Officer, and Mr. Devine, our President and to others were forgiven. These amounts were reclassed to additional paid-in capital.

         On November 15, 1999, one of our then wholly owned subsidiaries, Rehabilitation Training Institute, Inc., paid notes aggregating $800,000 due our officers, Rogers W. Kirven, Jr., our Chief Executive Officer, and Daniel J. Devine, our President. These notes originated from a redemption of 34,483 shares of their common stock in Rehabilitation Training Institute, on January 1, 1999. The notes were payable upon demand and were repaid from the cash proceeds we received from the sale of our common stock in connection with our recapitalization on November 15, 1999.

         From January 1, 1999 through October 31, 1999, and for the year ended December 31, 1998, Intelicus, our operating subsidiary, paid management fees in the amounts of $382,628 and $228,280, respectively, to The Kirven Group, Inc., an entity controlled by our Chief Executive Officer, Rogers W. Kirven, Jr. In turn, The Kirven Group, Inc. employed Rogers W. Kirven, Dan Devine, our President, and Steve Wells our chief marketing and information employee. Pursuant to such agreement, The Kirven Group, Inc., through these individuals and other subcontractors, acted as executive advisors to Intelicus and were responsible for the day-to-day operation and management of our business as well as program analysis, acquisitions, due diligence, accounting, financial and other administrative services. There is no ongoing arrangement for these services as this relationship was terminated effective November 5, 1999.

                                  OTHER MATTERS

         Except as described above, we currently have no transactions nor are there any proposed with our officers, directors, 5% or greater shareholders, and affiliates. Conflicts of interest could arise in the negotiation of the terms of any transaction between us and our shareholders, officers, directors or affiliates. We have no plans or arrangements, including the hiring of an independent third party, for the resolution of disputes between us and such persons, if they arise. Our business and financial condition could be adversely affected should such individuals choose to place their own interests before ours. No assurance can be given that conflicts of interest will not cause us to lose potential opportunities, profits, or management attention. Our Board of Directors has adopted a policy regarding transactions between us and any of our officers, directors, or affiliates, including loan transactions, requiring that all such transactions be approved by a majority of the independent and disinterested members of our Board of Directors and that all such transactions be for a bona fide business purpose and be entered into on terms at least as favorable to us as could be obtained from unaffiliated independent third parties. All ongoing relationships with any of our officers, directors or affiliates are in compliance with our policy. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Rogers W. Kirven, Jr.
                                 Rogers W. Kirven, Jr., Chairman of the Board of Directors and Chief Executive Officer

May 24, 2002
Ocoee, Florida

                                DEFINITIVE PROXY
                        COMPASS KNOWLEDGE HOLDINGS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 2, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMPASS KNOWLEDGE HOLDINGS, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of Compass Knowledge Holdings, Inc. (the "Company") hereby appoints Rogers W. Kirven, Jr., the true and lawful attorney, agent and proxy of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of common stock of the Company at the Annual Meeting of Stockholders of the Company to be held at 2710 Rew Circle, Suite 100, Ocoee, FL 34761 on July 2, 2002 at 10:00 a.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1.   To elect five Directors.
                                                          For      Withhold
                  Rogers W. Kirven, Jr.                   [ ]         [ ]
                  Daniel J. Devine                        [ ]         [ ]
                  Dr. Robert Frank                        [ ]         [ ]
                  Dr. Paul Lerman                         [ ]         [ ]
                  Thomas J. Crane                         [ ]         [ ]

                                                                                  For   Against   Abstain
2.   To consider and act upon a proposal to ratify and approve the Company's
     2002 Stock Option Plan.                                                      [ ]     [ ]       [ ]

3.   To ratify the appointment of Parks, Tschopp, Whitcomb and Orr as the
     Company's independent certified accountants.                                 [ ]     [ ]       [ ]

4.   To transact such other business as may properly come before the meeting or
     any Adjournment thereof.                                                     [ ]     [ ]       [ ]

     This Proxy will be voted for the choices specified. If no choice is specified for Items 1 through 3, this Proxy will be voted for those items.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated ___________, 2002.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


DATED:__________________________    ____________________________________________
                                    [Signature]

                                    ____________________________________________
                                    [Signature if jointly held]

                                    ____________________________________________
                                    [Printed Name]

                                    Please sign exactly as name appears on stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.